GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional, Investor, Class R6, and Class P Shares

of the

Goldman Sachs Imprint Emerging Markets Opportunities Fund

(the “Fund”)

Supplement dated September 30, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2020, each as supplemented to date

Effective October 31, 2020, Jamieson Odell and Lee Gao will no longer serve as portfolio managers for the Fund. Accordingly, effective October 31, 2020, the Fund’s disclosures are modified as follows:

All references to Messrs. Odell and Gao in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

In addition, effective immediately, Basak Yavuz and Hiren Dasani will serve as portfolio managers for the Fund. Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Imprint Emerging Markets Opportunities Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Jamieson Odell, Vice President, has managed the Fund since 2019; Lee Gao, Vice President, has managed the Fund since 2019; Basak Yavuz, CFA, Managing Director, has managed the Fund since 2020; and Hiren Dasani, CFA, Managing Director, has managed the Fund since 2020.

The following replaces in their entirety the rows for Ms. Yavuz and Mr. Dasani in the table in the “Global Emerging Markets Equity Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Basak Yavuz, CFA Managing Director	Portfolio Manager— China Equity Emerging Markets Equity ESG Emerging Markets Equity Imprint Emerging Markets Opportunities	Since 2015 2018 2013 2020	Ms. Yavuz is the co-head of GSAM’s Emerging Markets Equity team and a portfolio manager for GSAM’s Emerging Markets Equity. Ms. Yavuz joined the Investment Adviser in September 2011 from HSBC Asset Management, where she spent three and a half years as a portfolio manager for frontier markets. Prior to joining HSBC, she was a research analyst at AllianceBernstein in London from 2001 to 2008.
Hiren Dasani, Managing Director	Portfolio Manager— China Equity Emerging Markets Equity ESG Emerging Markets Equity Imprint Emerging Markets Opportunities	Since 2015 2018 2018 2020	Mr. Dasani is the co-head of GSAM’s Emerging Markets Equity team and a portfolio manager for GSAM’s Emerging Markets Equity and India Equity strategies. Mr. Dasani joined GSAM’s India Equity Research team in January 2007 from SSKI Securities.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EME3TBDSTK 09-20